Exhibit 10.26

Stamp duty paid Baht 5 TorDor13
Under BorRor volume 46-069975
No. 47
(Translation)	Date April 9, 2004
- Signature-

GARUDA	Land official

LAND SALE AGREEMENT

Description of Land

Land Title Deed No.     7132, 1645                 Land No.         20,21         Survey Page No. 2175,275

Tambol         Klong Nung (Klong 1 Tok)             Amphur             Klong Luang

Province   Pathumthani (Thayaburi)

This Agreement is made on         9         Month                 April                 B.E.    2547 (2004)

at Land Office of         Pathumthani, Klong Luang Branch

	{		}		{		}
between		Thai Day Dot Com Co., Ltd.		Age		-		Years	Seller	Nationality Thai
by Mr.Boonyarat Winyakanont

Child of                 -                 residing at     -                               No.      102/1                  Moo

Tambol         Chanasongkram                                  Amphur         Phranakorn

Province         Bangkok Metropolis

	{		}		{		}
and		Fabrinet Co., Ltd.		Age		-		Years	Purchaser	Nationality Thai
By Mr. Soon Kaewchansilp, director

child of                     -                 residing at                 -   No.        294         Moo  8         Tambol  Kukot  Amphur

Lamlukka         Province         Pathumthani

Both parties agree to enter into the Agreement with the terms and conditions as follows:

Clause 1.         The Seller agrees to sell the above land as a whole to the Purchaser in the amount of Baht      120,000,000     (            Baht One Hundred and Twenty Million Only             )

Clause 2.         The Purchaser agrees to purchase the above land in Clause 1 from the Seller. The Purchaser has already made payment and the Seller has already received such payment for this land.

Clause 3.         The land is sold together with the one-storey wooden house, No. 5/6, Moo 6, having a size of        6 x 8     meters. The house was built for 19 years and is subject to the specific business tax. No local development tax payment is due. The house is purchased for use as the location of the manufacturing factory. The Purchaser has been granted permission by the Office of the Board of Investment to hold the ownership of land under the Promotion Certificate No. 1414/2543, 1416/2543 dated July 21, 2000 under the letter No. OrGor 0906/2632 dated February 18, 2004.

This Agreement is made in two original copies having identical contents, one copy is for the Land Office and another one is for the purchaser. (this copy is for    the purchaser            ).

Both parties having thoroughly examined and understood the contents of this Agreement have their signatures affixed or have their fingerprints printed in the presence of witnesses and the Land official.

(Signature of Seller)- Signature - represented under Power of Attorney dated April 8, 2004

(Signature of Purchaser)         - Signature - Fabrinet Co., Ltd.

(Signature of witness)             - Signature - Mr.Kwanchai Aranyavej

(Signature of witness)             - Signature - Mrs. Tipkamol Muenlao

This Agreement is made in the presence of:

- Signature -	Land official
(Mr.Supoj Thammathira )
Seal

- Signature-	Writer

Mr.Kwanchai Aranyavej	Examiner

TorOr.5

GARUDA	Stamp duty paid Baht 5
Under BorRor volume 46-069975
No. 48
Date April 9, 2004
- Signature-
SALE AGREEMENT	Land official

Land	Registration

Tambol         Klong Nung         Moo    6         Volume                         Amphur  Klong Luang

Page                             ,         Pathumthani                     Province, Register No.

Land area                    rai,                 ngarn                Sq.wah

Sale of one-storey factory building, no address number, located on Moo 6, Tambon Klong Nung, Amphur Klong Luang, Pathumthani Province, having a size of approximately 72 x 148 meters with an area for utilization of approximately 10,656 square meters. The building was built for approximately 18 years, located on the land title deed no. 1645 and 7132, Amphur Klong Luang, Pathumthani Province, ownership of which is held by Thai Day Dot Com Co., Ltd.

This Agreement is made on       9         Month             April                         B.E.     2547 (2004)

at Land Office of             Amphur Klong Luang                            , Province  Pathumthani

	{		}			{		}
between		DGT Co., Ltd.		Seller	Age		-		Years	Nationality Thai
by Mr.Boonyarat Winyakanont, (for) - Signature -

Child of             -             residing at                     -                     No.    5/6                     Moo  6

Tambol         Klong Nung             Amphur             Klong Luang                Province            Pathumthani

	{		}			{		}
and		Fabrinet Co., Ltd.		Purchaser	Age		-		Years	Nationality Thai
By Mr. Soon Kaewchansilp, director

Child of             -             residing at             -             No.        294         Moo  8             Tambol  Kukot  Amphur

Lamlukka         Province         Pathumthani

Both parties agree to enter into the Agreement with the terms and conditions as follows:

Clause 1.         The Seller agrees to sell the above building to the Purchaser in the amount of Baht             40,000,000         (        Baht Forty Million Only         ).

Clause 2.         The Purchaser agrees to purchase the above building in Clause 1 from the Seller (payment thereof has been made already).

Clause 3.         The building has been acquired through construction and is subject to specific business tax, for use as a factory building. Data General Thailand Co., Ltd. has changed its name to DGT Co., Ltd.

Clause 4.         There is no outstanding debt arising from expenses under Section 18.

This Agreement is made in two original copies having identical contents, one copy is for the Office of Amphur or King Amphur, the other is retained by                         (this copy is for                    ).

Both parties, having thoroughly known and understood the contents of this Agreement, have their signatures affixed or have their fingerprints printed in the presence of witnesses.

(Signature of            ) - Signature – represented under Power of Attorney dated April 9, 2004

(Signature of            )             - Signature -   Fabrinet Co., Ltd.

(Signature of witness)            - Signature - Mr.Kwanchai Aranvej

(Signature of witness)            - Signature – Mrs. Tipkamol Muenlao

Signed                 -Signature -             Competent official who registers right and juristic act.

                    Title    (Mr. Supoj Thammathira)

                                             Seal

- Signature-	Writer

Mr.Kwanchai Aranvej	Examiner

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